EXHIBIT 10.2

                 AMENDMENT NO.1 TO THE INKSURE TECHNOLOGIES INC.
            2002 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

                ------------------------------------------------

                         As adopted by resolution of the
                       Board of Directors on March 8, 2010

                ------------------------------------------------

     1. Section 3 of the InkSure Technologies Inc. 2002 Employee, Director and Consultant Stock Option Plan (the "2002 Plan") is hereby amended by deleting the number "3,500,000" and inserting the number "5,660,000" in its stead, wherever the same appears.

     2. Except as hereinabove amended, the provisions of the 2002 Plan shall remain in full force and effect.